                                                                     Exhibit 4.1


                              FORM OF COMMON STOCK
                                  CERTIFICATE



                                                                 Cusip 024377103
           Incorporated Under the Laws of the State of Delaware
                     AMERICAN BANK NOTE HOLOGRAPHICS, INC.
                     _____________________________________




This Certifies that __________________________________ is the owner of ________

__________________ fully paid and non-assessable Shares of the above Corporation transferable only on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Corporation's Certificate of Incorporation and Bylaws, and any amendments thereto, copies to which are on file at the principal office of the Corporation, to all of which the holder by acceptance hereof assents. This certificate is not valid until countersigned and registered by the Transfer Agent and the Registrar.

Witness, the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


Dated__________________________


  COUNTERSIGNED AND REGISTERED:                   ___________________________
AMERICAN STOCK TRANSFER & TRUST CO.                      CHAIRMAN AND
                                                    CHIEF EXECUTIVE OFFICER

_______________________________                   ___________________________
      AUTHORIZED OFFICER                                   SECRETARY

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                     AMERICAN BANK NOTE HOLOGRAPHICS, INC.

     THE CORPORATION WILL FURNISH, WITHOUT CHARGE TO EACH SHAREHOLDER WHO SO REQUESTS, A FULL STATEMENT OF THE DESIGNATION, RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF EACH CLASS AUTHORIZED TO BE ISSUED, AND A FULL STATEMENT OF THE DESIGNATION, RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF EACH SERIES OF
ANY CLASS OF PREFERRED SHARES AUTHORIZED TO BE ISSUED SO FAR AS THE SAME MAY HAVE BEEN FIXED AND THE AUTHORITY OF THE BOARD TO DESIGNATE AND FIX THE RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF OTHER SERIES. ANY SUCH REQUEST SHOULD BE ADDRESSED TO THE SECRETARY OF THE COMPANY, OR TO THE TRANSFER AGENT AND REGISTRAR NAMED ON THE FACE OF THIS CERTIFICATE.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM - as tenants in common
     TEN ENT - as tenants by the entireties
     JT TEN - as joint tenants with right of survivorship and not as tenants in common

     UNIF GIFT MIN ACT - ________ Custodian _________
                          (Cust)             (Minor)
                         Under Uniform Gifts to Minors
                         Act ________________________
                                     (State)


    Additional abbreviations may also be used though not in the above list.


For value received,______________ hereby sell, assign and transfer unto

     PLEASE INSERT SOCIAL SECURITY OR OTHER
         IDENTIFYING NUMBER OF ASSIGNEE
___________________________________________

_______________________________________________________________________________

_______________________________________________________________________________
  PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE.

_______________________________________________________________________________

_______________________________________________________________________, Shares

of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint_____________________________________________

_______________________________________________________________________________

Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated, _________________________________


_______________________________________________________________________________
NOTICE THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER

Signature(s) Guaranteed:

_______________________________________________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.